SECURITIES AND EXCHANGE COMMISSION
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                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): August 3, 2004








                           CNL HOTELS & RESORTS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                       0-24097                59-3396369
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


               450 South Orange Avenue                         32801
                  Orlando, Florida                          (Zip Code)
      (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE
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       On August 3, 2004, CNL Hotels & Resorts, Inc., formerly known as CNL
Hospitality Properties, Inc. (the "Company") issued a press release filed herewith as Exhibit 99.1 hereto, the complete text of which is incorporated in this Item 5 by reference thereto.

       This report contains "forward-looking statements" based on the Company's current expectations and projections about future events. Future events and actual results could differ materially from those identified or contemplated by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM7.    FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial statements.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit No. 99.1    Press Release dated August 3, 2004.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CNL HOTELS & RESORTS, INC.



Dated:  August 4, 2004                          /s/ Mark E. Patten
                                                --------------------------------
                                                Name:  Mark E. Patten
                                                Title: Senior Vice President and
                                                       Chief Accounting Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
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  99.1                    Press Release dated August 3, 2004.













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